UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2011

THE BUREAU OF NATIONAL AFFAIRS, INC.
(Exact name of registrant as specified in its charter)

Delaware	2-28286	53-0040540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 South Bell Street, Arlington, Virginia 22202
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (703) 341-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           The Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 24, 2011, by and among Bloomberg Inc. (“Parent”), Brass Acquisition Corp. (“Purchaser”) and The Bureau of National Affairs, Inc. (the “Company”) contemplates that promptly following the occurrence of the Acceptance Time (as such term is defined in the Merger Agreement) with respect to the tender offer made by Purchaser, the Company will reduce the total number of directors sitting on the Company’s Board of Directors (the “Board”) to five, and Purchaser will be entitled to designate three directors to the Board (the “Purchaser Designees”).  In connection therewith, 11 of the current directors of the Company will resign from their positions as directors, and two current directors of the Company will remain on the Board (the “Continuing Directors”).

Accordingly, on September 8, 2011, the Board adopted a resolution that, effective as of the Acceptance Time, the size of the Board shall be fixed at five directors and the following directors submitted resignations as directors of the Company, effective only upon the occurrence of, and as of, the Acceptance Time: Paul A. Blakely, Cynthia J. Bolbach, Gerald Hobbs, Marcia P. Kaplan, George J. Korphage, Eunice F. Lin, Darren P. McKewen, Jonathan Newcomb, Ellen Taus, Daniel Toohey and David M. Victor.  The Board selected the following two Company directors to continue to serve on the Board as Continuing Directors, effective contingent upon the occurrence of, and as of, the Acceptance Time: Gregory C. McCaffery and Paul N. Wojcik.

(d)           To fill the vacancies that will be created by the resignations of the Company’s directors upon the occurrence of the Acceptance Time, and pursuant to the Merger Agreement, the Board appointed the following three Purchaser Designees as directors of the Company, effective only upon the occurrence of, and as of, the Acceptance Time:  Martin J. Geller, Peter T. Grauer and Elizabeth T. Mazzeo.  Upon the occurrence of the Acceptance Time, the Purchaser Designees will serve on each committee of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

In connection with the Company's obligations under the Merger Agreement, on September 8, 2011, the Board conditionally approved amended and restated by-laws for the Company (the “Amended and Restated By-Laws”), effective contingent upon the occurrence of, and as of, the Acceptance Time.  The Amended and Restated By-Laws will not become effective if the Acceptance Time does not occur.  The Amended and Restated By-Laws, upon their effectiveness, will be amended to:

•	reflect that the main office of the Company is in Arlington, Virginia;

•	eliminate the prohibition on voting, in any director election, shares of the Company’s stock that have been transferred within 20 days prior to such director election;

•
eliminate the eligibility requirements for individuals to serve on the Board, which provided that (i) at least three but no more than five directors on the Board be “independent directors” and (ii) the other directors on the Board own shares of the Class A or Class B common stock of the Company and be an active or retired officer or employee of the Company or one of its subsidiaries, and modify the related provision regarding the voting standard for such categories of directors to establish a simple plurality standard for election of directors;

•	establish that the number of persons that shall constitute the Board shall be not less than two nor more than five;

•	establish a Board comprised of five directors (the “Initial Board”);

•
permit the Purchaser Designees to serve as directors on the Initial Board and each committee thereof from and after the Acceptance Time until the first annual meeting of stockholders following the Acceptance Time;

•
provide that no other person be required to be elected or designated to the Initial Board or any committee thereof other than the Continuing Directors, who shall remain on the Initial Board until the earlier of the Effective Time (as such term is defined in the Merger Agreement) or the first annual meeting of the stockholders of the Company following the Acceptance Time;

•	establish the qualifications of directors to be appointed to fill vacancies on the Initial Board;

•
create a committee comprising all the Continuing Directors then in office (the “Continuing Directors Committee”) and require the approval of a majority of the Continuing Directors then in office to authorize (i) the taking of certain actions with respect to the Merger Agreement or the transactions contemplated thereunder or (ii) any material amendment to the Company’s Certificate of Incorporation or By-Laws in a manner that would reasonably be expected to adversely affect the interests of the stockholders of the Company (other than Parent or any of its affiliates);

•	establish the quorum requirements for the transaction of business at all meetings of the Continuing Directors Committee; and

•
eliminate the requirements that (i) only independent directors serve on the Audit Committee and the Executive Compensation Committee, (ii) at least three members of the Corporate Governance Committee be independent directors and (iii) employee directors may not comprise a majority of the Corporate Governance Committee.

In addition to the amendments described above, the Amended & Restated By-Laws will be amended to effect certain changes to clarify language and to make several technical corrections and nonsubstantive modifications.  The foregoing description of amendments to the Amended and Restated By-Laws is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws.  A copy of the Amended and Restated By-Laws, effective contingent upon the occurrence of, and as of, the Acceptance Time, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On September 8, 2011, the Board conditionally declared a cash dividend of $0.23 per share, to be payable only in the event that the Offer (as such term is defined in the Merger Agreement) has not expired on or prior to midnight, September 30, 2011.  If the Offer has not expired on or prior to midnight, September 30, 2011, this dividend will be payable to the holders of record of issued and outstanding shares of Class A, Class B and Class C common stock of the Company as of the close of business on September 30, 2011, and will be paid to such stockholders promptly after such date.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of The Bureau of National Affairs, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BUREAU OF NATIONAL AFFAIRS, INC.
Date: September 8, 2011	By:	/s/ Paul N. Wojcik
		Name:	Paul N. Wojcik
		Title:	Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-Laws of The Bureau of National Affairs, Inc.